UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A
(Rule 14a-101)

__________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

www.investorvote.com/WHLR Step 1: Go to www.investorvote.com/WHLR. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/WHLR or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 04C97D Important Notice Regarding the Availability of Proxy Materials for the Wheeler Real Estate Investment Trust, Inc. Annual Meeting of Stockholders to be Held on December 4, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement is available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side prior to November 20, 2026 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on December 3, 2026

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/WHLR. — P hone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Wheeler Real Estate Investment Trust, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received prior to November 20, 2026. The 2026 Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on Friday, December 4, 2026, at 9:30 a.m., Atlantic Standard Time, at Palacio Provincial, 103 Calle de San Francisco, San Juan, Puerto Rico 00901. Directions to attend the Annual Meeting where you may vote in person can be found at https://www.hilton.com/en-gb/hotels/sjuppqq-palacio-provincial-san-juan/hotel-location Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-15: 1. Election of Directors: 01 - E.J. Borrack 02 - Robert G. Brady 03 - Stefani D. Carter 04 - Gregory P. Hannon 05 - Rebecca Musser 06 - Megan Parisi 07 - Joseph D. Stilwell 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.9% of the outstanding shares of the Company’s Common Stock in repayment of the promissory notes issuable by the Company pursuant to the Note Purchase Agreements with investors. 4. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock (an “RSS”) at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2027 through January 31, 2027. 5. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2027 through February 28, 2027. 6. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2027 through March 31, 2027. 7. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2027 through April 30, 2027. 8. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2027 through May 31, 2027. 9. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2027 through June 30, 2027. 10. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2027 through July 31, 2027. 11. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2027 through August 31, 2027. 12. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2027 through September 30, 2027. 13. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2027 through October 31, 2027. 14. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2027 through November 30, 2027. 15. To authorize pursuant to an amendment to the Company’s charter the Board of Directors to effect, in its sole discretion, an RSS at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2027 through December 31, 2027. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to vote in person at the Annual Meeting, please bring this Notice with you. Annual Meeting of Stockholders Notice